UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report: October 5, 2022

VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way
Torrance	California	90501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VIRC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

TABLE OF CONTENTS

Item 4.01 - Changes in Company's Certifying Accountant
Item 9.01 - Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 4.01 Changes in Company’s Certifying Accountant

The Audit Committee of the Board of Directors of Virco Mfg. Corporation (the “Company”) has undertaken a review of the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023, in light of the lack of stockholder ratification of such selection at the Company’s 2022 Annual Meeting of Stockholders held on June 28, 2022. The Audit Committee invited several other accounting firms to participate in its review process.

Based on this review, the Audit Committee has selected Moss Adams LLP (“Moss”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023 effective immediately. In conjunction with its selection of Moss to serve as the Company’s independent registered public accounting firm, the Audit Committee dismissed Deloitte & Touche LLP (“Deloitte”) from that role, effective October 5, 2022.

The reports of Deloitte on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2022 and 2021 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended January 31, 2022 and 2021, and the subsequent interim period through the date of this report, there were (i) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Deloitte’s letter, dated October 5, 2022, is attached hereto as Exhibit 16.1.

During the fiscal years ended January 31, 2022 and 2021 and the subsequent interim period through the date of filing of this report, neither the Company nor anyone acting on its behalf consulted with Moss on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
(d) Exhibit 16.1	Letter of Deloitte & Touche LLP, dated October 5, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: October 5, 2022	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
(d) Exhibit 16.1	Letter of Deloitte & Touche LLP, dated October 5, 2022